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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 15 or 15(d) of
                       the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): August 17, 1999



                      COMMODORE APPLIED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





      Delaware                  1-11871                  11-3312952
----------------------     ------------------     --------------------------
  (State or other             (Commission             (I.R.S. Employer
    jurisdiction              File Number)          Identification No.)
 of incorporation)



                        150 East 58th Street, Suite 3400
                            New York, New York 10155
                    ----------------------------------------
                    (Address of principal executive offices)




Registrant's telephone number, including area code:  (212) 308-5800


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Item 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                (a)(1)(i) The Registrant terminated its former auditors, PricewaterhouseCoopers, LLC ("PwC"), on August 17, 1999.

                     (ii) During the Registrant's past two fiscal years, PwC's report on the Registrant's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, audit scope or accounting principal, except that PwC's auditors report on the Registrant's consolidated financial statements for the year ended December 31, 1998 contained an explanatory paragraph relating to the Registrant continuing as a going concern due to the Registrant's recurring losses from operations and net cash outflows from operations.

                    (iii) The decision to terminate its relationship with PwC was approved by the Board of Directors of the Registrant.

                     (iv) In connection with its audits for the past two fiscal years and through August 17, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

                   (a)(2) Pursuant to action approved by the Registrant's Board of Directors, the Registrant retained Tanner & Co. ("Tanner") as its auditors as of August 17, 1999.

                   (a)(3) The Registrant provided PwC with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith PwC's response to those disclosures pursuant to Item 304(a)(3) of Regulation S-K.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (a)      EXHIBITS

                         EXHIBIT NO.      DESCRIPTION
                         -----------      -----------
                         16               Letter regarding Change in Certifying Accountant.


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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMMODORE APPLIED TECHNOLOGIES, INC.


                                        By:   /s/ William E. Ingram
                                              -------------------------------
                                              William E. Ingram
                                              Vice President and Controller



Date:  August 23, 1999


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                                  EXHIBIT INDEX



                         EXHIBIT NO.      DESCRIPTION
                         -----------      -----------
                         16               Letter regarding Change in Certifying Accountant.